Exhibit 99.2

First Annual Equity Grant

ENERGY XXI GULF COAST, INC.

2016 LONG TERM INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNIT

Douglas E. Brooks

You have been awarded restricted stock units with respect to shares of common stock, par value $0.01 per share (“Stock”), of Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Company”), pursuant to the terms and conditions of the Energy XXI Gulf Coast, Inc. 2016 Long Term Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement attached hereto (together with this Notice of Grant, the “Agreement”). Capitalized terms not defined herein shall have the respective meanings specified in the Plan or the Agreement, as applicable.

Restricted Stock Units:	You have been awarded a restricted stock unit award with respect to 49,382 shares of Stock, subject to adjustment as provided in the Plan (the “Award”).

Grant Date:	April 17, 2017 (“Grant Date”)

Vesting Schedule:	Except as otherwise provided in the Plan, the Agreement or any other agreement between you and the Company, the Award shall vest as follows: (i) 33% of the shares of Stock subject to the Award on the Grant Date shall vest on the first anniversary of the Grant Date; (ii) 33% of the shares of Stock subject to the Award on the Grant Date shall vest on the second anniversary of the Grant Date; and (iii) the remaining 34% of the shares of Stock subject to the Award on the Grant Date shall vest on the third anniversary of the Grant Date, in each case provided you remain continuously in service with the Company through the applicable vesting date (each, a “Vesting Date”) in accordance with Section 5 of the Agreement; provided, however, that upon a qualifying termination of employment in accordance with Section 4(b)(iv) of your Employment Agreement, any unvested shares of Stock subject to the Award shall become fully vested on such termination of employment.

Change of Control:	Upon a Change of Control prior to the vesting of the Award, the Forfeiture Restrictions shall lapse and the Award shall fully accelerate and be settled in accordance with Section 4 of the Agreement.

ENERGY XXI GULF COAST, INC.

By:	/s/ Michael S. Reddin
Michael S. Reddin
Chairman of the Board

Acknowledgment, Acceptance and Agreement:

By accepting this Notice of Grant, I hereby acknowledge receipt of the Agreement and the Plan, accept the Award granted to me and agree to be bound by the terms and conditions of this Notice of Grant, the Agreement and the Plan.

By:	/s/ Douglas E. Brooks
Douglas E. Brooks

[Signature Page to Notice of Restricted Stock Unit for Doug Brooks First Annual Equity Grant]

ENERGY XXI GULF COAST, INC.

2016 LONG TERM INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

This Agreement is made and entered into as of the Date of Grant set forth in the Notice of Grant of Restricted Stock Unit (“Notice of Grant”) by and between Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Company”), and you;

WHEREAS, the Company in order to induce you to enter into and to continue and dedicate service to the Company and to materially contribute to the success of the Company agrees to grant you this restricted stock unit award;

WHEREAS, the Company adopted the Energy XXI Gulf Coast, Inc. 2016 Long Term Incentive Plan, as it may be amended from time to time (the “Plan”), under which the Company is authorized to grant restricted stock units to certain employees, directors and other service providers of the Company and certain Affiliates;

WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this Restricted Stock Unit Agreement (“Agreement”) as if fully set forth herein and the terms capitalized but not defined herein shall have the respective meanings set forth in the Plan or the Notice of Grant; and

WHEREAS, you desire to accept the restricted stock unit award made pursuant to this Agreement.

NOW, THEREFORE, in consideration of and mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

1.             The Grant. Subject to the conditions set forth below, the Company hereby grants you, effective as of the Date of Grant set forth in the Notice of Grant, an award consisting of an aggregate number of Restricted Stock Units, whereby each Restricted Stock Unit represents the right to receive one share of Stock, in accordance with the terms and conditions set forth herein and in the Plan (the “Award”). For the avoidance of doubt, and notwithstanding any provision in the Notice of Grant or this Agreement to the contrary, any settlement of the Award shall be effected solely by the deliver of Stock in accordance with this Agreement, and no cash shall be payable to you in connection with any such settlement.

2.             No Shareholder Rights. The Restricted Stock Units granted pursuant to this Agreement do not and shall not entitle you to any rights of a holder of Stock prior to the date shares of Stock are issued to you in settlement of the Award.

3.             Restrictions; Forfeiture. The Restricted Stock Units are restricted in that they (i) may not be sold, transferred or otherwise alienated or hypothecated until these restrictions are removed or expire as contemplated in Section 5 of this Agreement and as described in the Notice of Grant and (ii) may be forfeited to the Company (the “Forfeiture Restrictions”). Your rights with respect to the Restricted Stock Units shall remain forfeitable at all times prior to the date on which the Forfeiture Restrictions lapse.

4.             Issuance of Stock. Except as otherwise set forth in the Notice of Grant, no shares of Stock shall be issued to you prior to the applicable Vesting Date. The Company shall, promptly and within 60 days of the applicable Vesting Date (or, if earlier, a Change of Control or a qualifying termination of employment in accordance with Section 4(b)(iv) of your Employment Agreement (as defined below)), cause to be issued Stock registered in your name in payment of such vested Restricted Stock Units upon receipt by the Company of any required tax withholding. The Company shall evidence the Stock to be issued in payment of such vested Restricted Stock Units in the manner it deems appropriate. The value of any fractional Restricted Stock Units shall be rounded down at the time Stock is issued to you in connection with the Restricted Stock Units. No fractional shares of Stock, nor the cash value of any fractional shares of Stock, will be issuable or payable to you pursuant to this Agreement. The value of such shares of Stock shall not bear any interest owing to the passage of time. Neither this Section 4 nor any action taken pursuant to or in accordance with this Section 4 shall be construed to create a trust or a funded or secured obligation of any kind.

5.             Expiration of Restrictions and Risk of Forfeiture. The restrictions on the Restricted Stock Units granted pursuant to this Agreement, including the Forfeiture Restrictions, will expire as set forth in the Notice of Grant and shares of Stock that are nonforfeitable and transferable will be issued to you in payment of your vested Restricted Stock Units as set forth in Section 4, provided that you remain in the employ of, or a service provider to, the Company or its Subsidiaries until the applicable dates set forth in the Notice of Grant or as otherwise required by your Employment Agreement.

6.             Termination of Services. Subject to Section 31 and your Notice of Grant, if your service relationship with the Company or any of its Subsidiaries is terminated for any reason, then those Restricted Stock Units for which the Forfeiture Restrictions have not lapsed as of the date of termination shall become null and void and those Restricted Stock Units shall be forfeited to the Company. The Restricted Stock Units for which the Forfeiture Restrictions have lapsed as of the date of such termination, including Restricted Stock Units for which the restrictions lapsed in connection with such termination, shall not be forfeited to the Company and shall be settled as set forth in Section 4.

7.             Leave of Absence. Subject to Section 409A of the Code, with respect to the Award, the Company may, in its sole discretion, determine that if you are on an approved leave of absence for any reason you will be considered to still be in the employ of, or providing services for, the Company, provided that rights to the Restricted Stock Units during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

2

8.             Payment of Taxes. The Company may require you to pay to the Company (or the Company’s Subsidiary if you are an employee of a Subsidiary of the Company) an amount the Company deems necessary or appropriate to satisfy its (or its Subsidiary’s) current or future obligation to withhold federal, state or local income or other taxes that you incur as a result of the Award. With respect to any tax withholding, you may (a) direct the Company to withhold from the shares of Stock to be issued to you under this Agreement the number of shares necessary to satisfy the Company’s obligation to withhold taxes, which determination will be based on the shares’ Fair Market Value at the time such determination is made; (b) deliver to the Company shares of Stock sufficient to satisfy the Company’s tax withholding obligations, based on the shares’ Fair Market Value at the time such determination is made; (c) deliver cash to the Company sufficient to satisfy its tax withholding obligations; or (d) satisfy such tax withholding through any combination of subparagraphs (a), (b) and (c). If you desire to elect to use the stock withholding option described in subparagraph (a), you must make the election at the time and in the manner the Company prescribes. If such tax obligations are satisfied under subparagraph (a) or (b), the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to such Award. If you are not subject to Section 16 of the Exchange Act, the Company, in its discretion, may deny your request to satisfy its tax withholding obligations using a method described under subparagraph (a), (b), or (d). In the event the Company determines that the aggregate Fair Market Value of the shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you must pay to the Company, in cash, the amount of that deficiency immediately upon the Company’s request.

9.             Compliance with Securities Law. Notwithstanding any provision of this Agreement to the contrary, the issuance of Stock will be subject to compliance with all applicable requirements of federal, state, or foreign law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. No Stock will be issued hereunder if such issuance would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, Stock will not be issued hereunder unless (a) a registration statement under the Securities Act is, at the time of issuance, in effect with respect to the shares issued or (b) in the opinion of legal counsel to the Company, the shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. YOU ARE CAUTIONED THAT ISSUANCE OF STOCK UPON THE VESTING OF RESTRICTED STOCK UNITS GRANTED PURSUANT TO THIS AGREEMENT MAY NOT OCCUR UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to any issuance hereunder, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company. From time to time, the Board and appropriate officers of the Company are authorized to take the actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance.

10.           Adjustments. The terms of the Award, including the number and type of shares subject to the Award, shall be subject to adjustment in accordance with Section 8 of the Plan.

11.           Right of First Refusal. Stock acquired pursuant hereto is subject to the provisions of Section 9(b) of the Plan.

3

12.           Purchase Option. Stock acquired pursuant hereto is subject to the provisions of Section 9(c) of the Plan.

13.           Legends. The Company may at any time place legends referencing any restrictions imposed on the shares pursuant to this Agreement on all certificates representing shares issued with respect to this Award.

14.           Right of the Company and Subsidiaries to Terminate Services. Nothing in this Agreement confers upon you the right to continue in the employ of or performing services for the Company or any Subsidiary, or interferes in any way with the rights of the Company or any Subsidiary to terminate your employment or service relationship at any time.

15.           Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirements imposed upon the Company by or under any applicable statute or regulation.

16.           No Liability for Good Faith Determinations. The Company and the members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to the Plan, this Agreement or the Restricted Stock Units granted hereunder.

17.           Execution of Receipts and Releases. Any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such issuance or transfer, to execute a release and receipt therefor in such form as it shall determine.

18.           No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from loss or depreciation.

19.           Company Records. Records of the Company or its Subsidiaries regarding your period of service, termination of service and the reason(s) therefor, and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

20.           Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is sent via certified United States mail.

21.           Waiver of Notice. Any person entitled to notice hereunder may waive such notice in writing.

22.           Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

23.           Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.

4

24.           Company Action. Any action required of the Company shall be by resolution of the Board, an authorized committee of the Board or by a person or entity authorized to act by resolution of the Board.

25.           Headings. The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

26.           Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Delaware, without giving any effect to any conflict of law provisions thereof, except to the extent Delaware state law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

27.           Consent to Texas Jurisdiction and Venue. You hereby consent and agree that state courts located in Harris County, Texas and the United States District Court for the Southern District of Texas each shall have personal jurisdiction and proper venue with respect to any dispute between you and the Company arising in connection with the Restricted Stock Units or this Agreement. In any dispute with the Company, you will not raise, and you hereby expressly waive, any objection or defense to such jurisdiction as an inconvenient forum.

28.           Amendment. This Agreement may be amended the Board or by the Committee at any time (a) without your consent, so long as the amendment does not materially and adversely affect your rights under the Award, or (b) with your consent. For purposes of clarity, any adjustment made to the Award pursuant to Section 8 of the Plan will be deemed not to materially and adversely affect your rights under this Award.

29.           Clawback. This Agreement and your Award is subject to any written clawback policies of the Company. Any such policy may subject your Award and amounts paid or realized with respect to your Award to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to this Award.

30.           Nonqualified Deferred Compensation Rules.

(a)          Notwithstanding any provision of this Agreement to the contrary, all provisions of this Agreement are intended to comply with the Nonqualified Deferred Compensation Rules or an exemption therefrom and shall be construed and administered in accordance with such intent. Any payments under this Agreement that may be excluded from the Nonqualified Deferred Compensation Rules either as separation pay due to an involuntary separation from service or as a short-term deferral shall be excluded from the Nonqualified Deferred Compensation Rules to the maximum extent possible. Any payments to be made under this Agreement upon a termination of your employment shall only be made if such termination of employment constitutes a “separation from service” under the Nonqualified Deferred Compensation Rules.

5

(b)          Notwithstanding any provision in this Agreement to the contrary, (i) if any payment or benefit provided for herein would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if your receipt of such payment or benefit is not delayed until the earlier of (A) your death or (B) the date that is six months after the date of your separation from service (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to you (or your estate, if applicable) until the Section 409A Payment Date or (ii) if the payments hereunder constitute Nonqualified Deferred Compensation, then each such payment that is conditioned upon your execution of a release and that is to be paid or provided during a designated period that begins in one taxable year and ends in a second taxable year, shall be paid or provided in the later of the two taxable years. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement are exempt from, or compliant with, the Nonqualified Deferred Compensation Rules and in no event shall the Company or its Affiliates be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by you on account of non-compliance with the Nonqualified Deferred Compensation Rules.

31.           The Plan. This Agreement and the Notice of Grant are subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between any terms and conditions of this Agreement, the Notice of Grant, and the terms and provisions of an employment agreement, consulting agreement, severance or change in control agreement, if any, between you and the Company or any Subsidiary or other Affiliate (the “Employment Agreement”), the terms and conditions of the Employment Agreement shall be controlling. Taking into account the provisions of Section 6(a) of the Plan, if there is any conflict or inconsistency between the Plan and the Notice of Grant, this Agreement, or the Employment Agreement, then you acknowledge and agree that those terms of the Plan shall control and, if necessary, the applicable terms of the Notice of Grant, this Agreement, or the Employment Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

[Remainder of page intentionally left blank]

6